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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------
                                    FORM 8-K
                                 --------------
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 27, 2005
                                 --------------
                       INTERMAGNETICS GENERAL CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                     001-11344                        14-1537454
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer Identification No.)
 incorporation or organization)

                             450 OLD NISKAYUNA ROAD
                             LATHAM, NEW YORK 12110
               (Address of principal executive offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (518) 782-1122


          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The information furnished in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On July 27, 2005, Intermagnetics issued a press release announcing its financial performance for its fourth quarter period and fiscal year 2005 ended May 29, 2005. On July 28, 2005 Intermagnetics will conduct a conference call at 11:00 a.m. ET concerning its performance for the period ended May 29, 2005. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 7.01  REGULATION FD DISCLOSURE.

         Intermagnetics General Corporation announced today that it will release restricted equity grants vesting under the 2002 performance-based long-term equity program. A copy of the press release is attached to this Form 8-K as
Exhibit 99.2.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

           Exhibit 99.1 Press release of Intermagnetics dated July 27, 2005 containing financial results for its fourth quarter of fiscal year 2005 and its full fiscal year 2005 ended May 29, 2005.

           Exhibit 99.2 Press release of Intermagnetics dated July 27, 2005 announcing the release of restricted equity grants vesting under the 2002 performance-based long-term equity program.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           INTERMAGNETICS GENERAL CORPORATION


                                           By:  /s/Michael K. Burke
                                               --------------------------------
                                                  Michael K. Burke
                                                  Executive Vice President
                                                  and Chief Financial Officer


Dated: July 27, 2005



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                                  EXHIBIT INDEX

   Exhibit Number            Description
   --------------            -----------

   Exhibit 99.1 Press release of Intermagnetics dated July 27, 2005 containing financial results for its fourth quarter of fiscal year 2005 and its full fiscal year 2005 ended May 29, 2005.

   Exhibit 99.2 Press release of Intermagnetics dated July 27, 2005 announcing the release of restricted equity grants vesting under the 2002 performance-based long-term equity program.